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                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported): February 20, 2007


                               H. J. HEINZ COMPANY
             (Exact name of registrant as specified in its charter)


       Pennsylvania                    1-3385                 25-0542520
 (State of Incorporation)    (Commission File Number)      (I.R.S. Employer
                                                          Identification No.)

      600 Grant Street, Pittsburgh,                            15219
               Pennsylvania                                  (Zip Code)
 (Address of principal executive offices)


                                  412-456-5700
              (Registrant's telephone number, including area code)


                                 Not Applicable
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

Attached is H.J. Heinz Company's press release dated February 20, 2007 furnished herewith as Exhibit 99.1.

Please see the attached press release which previews the financial results of the Registrant for the third quarter of Fiscal Year 2007.


ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(d)    Exhibits


Exhibit Number
(Referenced to
Item 601 of
Regulation S-K)                  Description of Exhibit
---------------                  ----------------------
99.1                             H.J. Heinz Company Press Release dated February
                                 20, 2007


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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        H.J. HEINZ COMPANY


                                        By: /s/ Theodore N. Bobby
                                            ------------------------------------
                                            Theodore N. Bobby
                                            Executive Vice President and
                                            General Counsel


Dated: February 20, 2007


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                                 EXHIBIT INDEX

Exhibit NO.                        Description
-----------                        -----------
99.1                               H.J. Heinz Company Press Release dated
                                   February 20, 2007